UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): November 4, 1998

                      Restaurant Teams International, Inc.
             (Exact name of registrant as specified in its charter)


State of Texas                   001-13559                   75-2337102
(State of incorporation)        (Commission File No.)        (IRS Employer
                                                             Identification No.)


                                 1705 E. Whaley
                              Longview, Texas 75605
               (Address of principal executive offices) (Zip code)

                                    No change
                 (Former name of address, if changed since last report).

Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On Ocotober 19, 1998, the Registrant ended its relationship with its independent auditors, T.G. Prothro & Company, effective as of that date.

         There have been no disagreements with T.G. Prothro & Company on any matter of accounting principles, practices, financial statement disclosure, or auditing scop or procedure or any reportable event. The change is being made in order to comply with the American Stock Exchange listing requirements.

         The registrant's audit committee has now engaged Lane, Gorman, Trubitt, LLP, effective November 3, 1998. The registrant has not consulted Lane, Gorman, Trubitt, LLP prior to such appointment with respect to any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any disagreement with T.G. Prothro & Company.

         The registrant has authorized T.G. Prothro & Company to respond fully to the inquires of Lane, Gorman, Trubitt, LLP. Attached as an exhibit with this filing report is the T.G. Prothro & Company letter addressed to the SEC, as required by Item 304 (a) (3) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)       Financial Statements of Businesses Acquired.

                  None

         (b)       Pro Forma Financial Information

                  None

         (c)       Exhibits

                  16.1 Letter re change in Certifying Accountant.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Restaurant Teams International, Inc.


Date: November 4, 1998                      By: /s/ Stanley L. Swanson
                                                   -------------------
                                                     Stanley L. Swanson
                                                     Chief Executive Officer
                                                     (Signature)



Date: November 4, 1998                      By: /s/ Curtis A. Swanson
                                                   ------------------
                                                     Curtis A. Swanson
                                                     Chief Financial Officer
                                                     (Signature)






                       INDEX TO EXHIBITS

Exhibit No.                                       Description
-----------                                       -----------

16.1                                   Letter re change in Certifying Accountant

                                                                     EXIBIT 16.1


                         T. G. PROTHRO & COMPANY, P.L.L.C.
                        -----------------------------------
                          CERTIFIED PUBLIC ACCOUNTANTS


100 INDEPENDENCE PLACE, SUITE 213                            PHONE: 903.534.8811
POST OFFICE BOX 7337                                           FAX: 903.534.8891
TYLER, TEXAS 75711-7337                                EMAIL: tylercpa@tyler.net

October 19, 1998



Mr. Curtis Swanson, CFO
Restaurant Teams International, Inc.
    (formerly Fresh n' Lite, Inc.)
1705 Whaley
Longview, TX 75601


Dear Curtis:

This is to confirm that the client-auditor relationship between Restaurant Teams International, Inc. (Commission File Number 001-13559) and T. G. Prothro & Company, PLLC has ceased. We have certainly enjoyed our long relationship with your Corporation and wish you every success in the future.

Sincerely Yours,
T. G. PROTHRO & COMPANY, PLLC


/s/Thomas Prothro
-----------------
Thomas G. Prothro, CPA
President

Cc: Office of the Chief Accountant
    SECPS Letter File
    Securities and Exchange Commission
    Mail Stop 9-5
    450 Fifth Street, N.W.
    Washington, D.C. 20549

           Members, American Institute of Certified Public Accountants
             Members, Texas Society of Certified Public Accountants